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                                                                    Exhibit 99

                     MONTHLY SERVICERS CERTIFICATE
                      SERVICER:  NATIONSBANK, N.A.
                     NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A.	NationsBank of Florida, N.A.,
and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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
Collection Period                                                   				Oct-97
Determination Date		                                                 		11/7/97
Deposit Date	                                                      			11/14/97
Distribution Date		                                                 		11/17/97

Pool Balance on the close of the last day of the preceding
 Collection Period	                                          			337,702,921.15
Less:	Principal Collections		                                   	19,942,964.15
     	Purchase Amount allocable to Principal	                           		0.00
    	 Realized Losses                       			                     707,414.78
                                                             -----------------
Pool Balance on the close of the last day of the Collection
 Period 			                                                     317,052,542.22
                                                             =================
Original Pool Balance	                                     			1,066,816,806.33
Pool Factor	                                                      			29.71949%

Class A Certificate Balance
   Beginning Class A Certificate Balance		                     	327,571,833.52
  	Class A Principal Distribution to Class A Distribution
    Account			                                                   20,030,867.56
                                                             -----------------
  	Ending Class A Certificate Balance		                        	307,540,965.96
Original Class A Certificate Balance		                      		1,034,812,302.14
Class A Pool Factor                                              				29.71949%

Class B Certificate Balance
  	Beginning Class B Certificate Balance	                      		10,131,087.63
  	Class B Principal Distribution to Class B Distribution
    Account			                                                      619,511.37
                                                             -----------------
  	Ending Class B Certificate Balance	                          		9,511,576.26
Original Class B Certificate Balance		                         		32,004,504.19
Class B Pool Factor 		                                             		29.71949%

Class A Pass-Through Rate	                                          			5.8500%
Class B Pass-Through Rate	                                          			6.0000%

Class A Percentage                                                				97.0000%
Class B Percentage		                                                 		3.0000%

Available Interest
	  Collections and Liquidation Proceeds allocable to interest	   	2,919,727.28
  	Recoveries	                                                    		144,748.27
  	Purchase Amount allocable to Interest	                               		0.00
                                                              ----------------
        		Total Interest Collections	                            	3,064,475.55
  	Advances for the related Distribution Date	                    		529,033.93
  	Less:  Outstanding Advances to be reimbursed	                  		488,776.12
                                                             -----------------
         		Total Available Interest	                             	3,104,733.36

Available Principal
  	Collections and Liquidation Proceeds allocable to Principal	 	19,942,964.15
  	Purchase Amount allocable to Principal	                              		0.00
                                                             -----------------
         		Total Available Principal	                           	19,942,964.15

Deposit to Certificate Account
  	Available Interest	                                          		3,104,733.36
  	Available Principal	                                        		19,942,964.15
  	Withdrawal from Reserve Account                                     			0.00
  	Less:  Basic Servicing Fee to be withheld from Collections		    	281,419.10
                                                             -----------------
        		Net Deposit to Certificate Account	                   	22,766,278.41

Class A Interest Distribution
  	Class A Monthly Interest	                                    		1,596,912.69
  	Class A Interest Carryover Shortfall	                                		0.00
                                                             -----------------
         		Total	                                                	1,596,912.69

Class B Interest Distribution
  	Class B Monthly Interest	                                       		50,655.44
  	Class B Interest Carryover Shortfall	                                		0.00
                                                             -----------------
         		Total                                                   		50,655.44

Class A Principal Distribution
	  Class A Monthly Principal		                                  	20,030,867.56
	  Class A Principal Carryover Shortfall from the preceding
    Distribution Date	                                                  		0.00
                                                             -----------------
         		Total                                               		20,030,867.56

Class B Principal Distribution
  	Class B Monthly Principal	                                     		619,511.37
  	Class B Principal Carryover Shortfall from the preceding
    Distribution Date	                                                  		0.00
                                                             -----------------
         		Total                                                  		619,511.37

Basic Servicing Fee (inc. unpaid amount from prior periods)		     		281,419.10

Distributions to the extent of Available Interest and
 Available Reserve Amount	(and Class B Percentage of
 Available Principal with respect to Class A Interest
 Distribution)
	  Unpaid Basic Servicing Fee to Servicer		                        	281,419.10
  	Class A Interest Distribution to Class A Distribution
    Account		                                                    	1,596,912.69
  	Class B Interest Distribution to Class B Distribution
    Account	                                                       		50,655.44

Distributions of Available Principal, Remaining Available
 Interest	and Remaining Available Reserve Amount
  	Class A Principal Distribution to Class A Distribution
    Account		                                                   	20,030,867.56
   Class B Principal Distribution to Class B Distribution
    Account		                                                      	619,511.37
  	To Reserve Account up to Specified Reserve Account Balance		          	0.00
  	Any Remaining Amounts to Sellers	                              		468,331.35


Specified Reserve Account Balance
	  Greater of:
  	(a) Reserve percentage applicable	                                  		5.00%
	      Pool Balance on last day of Collection Period times
        reserve percentage applicable	                         		15,852,627.11
  	(b) Lesser of: Deposit from Available Interest and
        Available Principal
        		(i)  floor amount stated or		                          13,335,210.08
        		(ii) Pool Balance on last day of Collection Period
       		       plus interest through Scheduled Distribution
                Date	                                          	417,140,509.61
   Specified Reserve Account Balance		                          	15,852,627.11

Reserve Account
  	Beginning Balance	                                          		16,013,050.07
   Deposit from Available Interest and Available Principal             			0.00
  	Investment Earnings	                                            		65,602.95
   Less:  Withdrawal from Reserve Account and deposit to
          Certificate Account to cover:
            		Accrued and unpaid Basic Servicing Fees                   		0.00
            		Amounts to be distributed to Certificateholders'	          	0.00
            		Reimb. to Servicer for Outstanding Advances
                associated with Defaulted Accounts                 		35,335.05
  	Less: Withdrawal by Sellers of Excess of Reserve Account
         Balance Over Specified Reserve Account Balance          			125,087.91
  	Less: Withdrawal of Investment Earnings by Servicer	            		65,602.95
                                                             -----------------
  	Ending Balance		                                             	15,852,627.11
				                                                         =================

Available Reserve Account Balance                            				15,852,627.11

Realized Losses                                                 				707,414.78
Net Loss Ratio (annualized)
  	For the current Collection Period		                                  	2.06%
  	For the preceding Collection Period	                                		2.16%
  	For the second preceding Collection Period		                         	2.36%
Average Net Loss Ratio (Specified Reserve Account Balance
 increases if greater than 1.50%)		                                    		2.19%

Delinquency Analysis
  	Number of Loans
      		   30 to 59 days past due 	                                     	1,362
      		   60 to 89 days past due 	                                       	256
      		   90 or more days past due                                      		251
                                                             -----------------
     		Total	                                                           	1,869

  	Principal Balance
		         30 to 59 days past due 	                             	10,587,652.42
      		   60 to 89 days past due 	                              	1,977,962.72
      		   90 or more days past due                             		2,102,515.74
                                                             -----------------
    		Total                                                    		14,668,130.88

Delinquency Ratio
  	For the current Collection Period                                  			1.29%
  	For the preceding Collection Period	                                		1.21%
  	For the second preceding Collection Period	                         		1.17%
Average Delinquency Ratio (Specified Reserve Account Balance
 increases if greater than 1.25%)		                                    		1.22%

Collateral Repossessed and Held by the Trust
  	Number                                                               			144
  	Principal Balance		                                           	1,273,022.01

Weighted Average Computations
  	Weighted Average Coupon                                        			10.57380%
  	Weighted Average Original Term		                                     	60.71
  	Weighted Average Remaining Term	                                    		29.12
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